UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

TACTILE SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37799	41-1801204
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3701 Wayzata Blvd, Suite 300, Minneapolis, MN 55416

(Address of principal executive offices) (Zip Code)

(612) 355-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	TCMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a review of our current management structure, we have determined to eliminate the position of Chief Operating Officer. On August 31, 2020, Robert J. Folkes was notified that he would be terminated from his position as our Chief Operating Officer and as an employee, effective September 30, 2020. The responsibilities of that position will be handled by other officers and employees following Mr. Folkes’ termination. Subject to certain conditions, including that Mr. Folkes sign and not rescind certain releases, Mr. Folkes is entitled to receive severance pursuant to the Tactile Systems Technology, Inc. Executive Employee Severance Plan (the “Severance Plan”).  Under the Severance Plan, Mr. Folkes will receive:

•	an amount equal to one times his annualized base salary as of the termination date, payable in accordance with our regular payroll schedule over the 12 months thereafter;

•	the portion of the premium costs that we would have paid, if he had remained employed by us, for continued group health insurance coverage following the termination date, at the same level of coverage, for a period of 12 consecutive months after the termination date (or until group health or dental coverage from another employer is received, if earlier); and

•	with respect to all equity-based awards that have been granted to him that are outstanding and not fully vested on such termination date (each, an “Equity Award”), a pro rata portion of the unvested portion of such Equity Award will vest as of the date his release of claims becomes irrevocable. His stock option awards will remain exercisable to the extent so vested for one year after the termination date.

The foregoing description of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Tactile Systems Technology, Inc. Executive Employee Severance Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed November 5, 2018)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTILE SYSTEMS TECHNOLOGY, INC.
Date: September 3, 2020	By:	/s/ Brent A. Moen
Brent A. Moen
Chief Financial Officer